Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2023
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”). The consolidated financial statements are presented in Renminbi (“RMB”), rounded to the nearest thousand.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and the Company’s ability to pursue financing arrangements to support its working capital requirements.

Reclassification

Certain reclassifications have been made to the financial statements for the year ended December 31, 2022 to conform to the presentation for the year ended December 31, 2023, with no effect on previously reported net income (loss).

Principles of consolidation of VIEs

In order to comply with the PRC laws and regulations which prohibit foreign ownership of companies and institutions in compulsory educational services at middle school levels and restrict foreign investment in educational services businesses at the high school level, the Group operates its restricted business in the PRC through its VIEs, whose equity interest are held by the founders of the Group. The Group obtained the control over these VIEs by entering into a series of contractual agreements as detailed below:

Exclusive Call Option Agreement

Pursuant to the exclusive call option agreement, the shareholders of Long-Spring Education Holding Group Limited (“Long-Spring Education”) unconditionally and irrevocably granted Yunnan WFOE or its designated entity the right to purchase at any time all or part of their equity interests in Long-Spring Education at the lowest price applicable under PRC laws and regulations. Without Yunnan WFOE’s prior written consent, the shareholders of Long-Spring Education also refrain from (1) selling, assigning, transferring, or otherwise disposing of the equity or sponsorship interest, (2) increasing or reducing the capital investment, (3) dividing the affiliated entities into or merging it with other entities, (4) disposing of any of the assets of the affiliated entities, (5) terminating or contradicting any material contract entered into by the affiliated entities, (6) procuring the affiliated entities to enter into transactions that may have material impact on their assets, liabilities, operations, equity structure, or other legal rights, (7) procuring the affiliated entities to declare or distribute profits and/or returns, (8) amending the article of association of the affiliated entities, and (9) allowing the affiliated entities to undertake any material obligation beyond normal business activities.

School Sponsor’s and Directors’ Rights Entrustment Agreement

Pursuant to the school sponsor’s and directors’ rights entrustment agreement, the school sponsors irrevocably authorized and entrusted Yunnan WFOE or its designated personnel to exercise all their rights as the school sponsor of each school, including but not limited to the right to appoint and/or elect directors, council members, and supervisors of the school, right to review the resolutions of the board of directors and the financial statement of the school, right to transfer school sponsor’s interest, and right to decide whether the school would be for-profit or non-profit. Each director appointed by the sponsor of each school unconditionally and irrevocably authorized and entrusted Yunnan WFOE to exercise all the rights as a director of the school, including but not limited to the right to attend meetings of the board of directors and vote, right to sign board resolutions and other legal documents and other rights of directors under the school’s articles of association and the applicable PRC laws.

Shareholders’ Rights Entrustment Agreement

Pursuant to the shareholders’ rights entrustment agreement, each shareholder of Long-Spring Education irrevocably authorized and entrusted Yunnan WFOE to exercise all the respective rights as shareholders of Long-Spring Education, including but not limited to the right to attend shareholder’s meeting and vote, right to sign shareholders’ resolutions and other legal documents, right to instruct the directors and other rights of shareholders under the school’s articles of association and the applicable PRC laws.

Power of Attorney

Pursuant to the school sponsors’ power of attorney, each school sponsor authorized and appointed Yunnan WFOE as its agent to exercise on its behalf a school sponsor’s rights. Pursuant to the directors’ power of attorney, each director of Long-Spring Education authorized and appointed Yunnan WFOE as his/her agent to exercise on his/her behalf a director’s rights. Pursuant to the shareholders’ power of attorney, each shareholder of Long-Spring Education authorized and appointed Yunnan WFOE as his/her/its agent to exercise on his/her/its behalf a shareholder’s rights.

Equity Pledge Agreement

Pursuant to the equity pledge agreement, the shareholders of Long-Spring Education unconditionally and irrevocably pledged and granted first priority security interests over all of his/her/its equity interest in Long-Spring Education, as well as all related rights, to Yunnan WFOE as security for performance of all the contractual arrangements. Without Yunnan WFOE’s prior written consent, the shareholders of Long-Spring Education must not transfer the equity interest or create further pledge or encumbrance over the pledged equity interest. They also waived any pre-emptive rights upon enforcement, and Yunnan WFOE can enforce upon default by transferring all or part of the equity interest, selling the pledged equity interest, or disposing of the pledged equity interest in any other way to the extent permitted by PRC laws and regulations.

Spousal Undertaking

Pursuant to the spousal undertaking executed by the spouses of the shareholders of Long-Spring Education, the signing spouses consented to the contractual arrangements with respect to the equity interest in Long-Spring Education, including its pledge, transfer, and disposal in any other forms. The spouses will not participate in the operation, management, liquidation, or any other matters in relation to Long-Spring Education’s subsidiaries and affiliated schools. They authorized the shareholders of Long-Spring Education to exercise their shareholding rights on behalf of them to ensure the interest of Yunnan WFOE. This undertaking will not terminate until Yunnan WFOE and the spouses terminate it in writing.

Loan Agreement

Pursuant to the loan agreement, Yunnan WFOE agreed to provide interest-free loans to Long-Spring Education. Each loan will be for an infinite term until termination at the sole discretion of Yunnan WFOE. This agreement will terminate when all equity interests of the Long-Spring Education are transferred to Yunnan WFOE.

The agreements that transfer economic benefits of Long-Spring Education to the Group include:

Exclusive Technical Service and Management Consultancy Agreement and Business Cooperation Agreement

Pursuant to the exclusive technical service and management consultancy agreement and business cooperation agreement, Yunnan WFOE provides exclusive technical services to Long-Spring Education VIEs, including software, website, and on-site technical support and training. It also provides exclusive management consultancy services such as staff training, student recruitment support, internal management advisory, and market research and public relations. Each of the Long-Spring Education VIEs pays Yunnan WFOE a service fee equal to the total amount of surplus of its operation. Yunnan WFOE also reserves the exclusive proprietary rights to any technology or intellectual property developed in the course of the provision of services under the agreements. Without the prior written consent of Yunnan WFOE, Long-Spring Education VIEs cannot accept services provided by or establish similar cooperation relationship with any third-party. The agreements will remain effective unless Yunnan WFOE and/or the designated entity fully exercised its purchase rights pursuant to the exclusive call option agreement or unilaterally terminated by Yunnan WFOE with a 30-day advance notice. Unless otherwise required by applicable PRC laws, Long-Spring Education VIEs do not have any right to terminate the agreements.

Under the above agreements, the shareholders of Long-Spring Education irrevocably granted Yunnan WFOE the power to exercise all voting rights to which they were entitled. In addition, Yunnan WFOE has the option to acquire all of the equity interests in Long-Spring Education, to the extent permitted by the PRC laws and regulations, for nominal consideration. Finally, Yunnan WFOE is entitled to receive service fees for certain services to be provided to Long-Spring Education.

The Exclusive Call Option Agreement and Power of Attorney provide the Group with effective control over the Long-Spring Education, while the Equity Pledge Agreements secure the obligations of the shareholders of Long-Spring Education under the relevant agreements.

Because the Group has (i) the power to direct the activities of Long-Spring Education, that most significantly affect its economic performance and (ii) the right to receive substantially all of the benefits from Long-Spring Education, the Group is deemed the primary beneficiary of Long-Spring Education. Accordingly, the Company consolidates VIEs’ financial results of operations, assets and liabilities in the Group’s consolidated financial statements.

In December 2018, in connection with 2018 Share Incentive Plan, certain management personnel and employees of the Group through establishment of limited partnership entities (“PRC Partnership entities”) became legal shareholders of Long-Spring Education. The above VIE agreements (“2016 VIE Agreements”) were terminated and concurrently, new contractual VIE Agreements were entered into among Long-Spring Education, Long-Spring Education’s shareholders (including PRC Partnership entities) and Yunnan WFOE. The terms of the new contractual arrangements among Long-Spring Education, PRC Partnership entities and Yunnan WFOE are identical to the terms of the 2016 VIE Agreements.

Risks in relation to VIE structure

As Long-Spring Education VIEs were established as limited liability companies or organizations under the PRC law, their creditors do not have recourse to the general credit of Yunnan WFOE for the liabilities of Long-Spring Education VIEs, and Yunnan WFOE does not have the obligation to assume the liabilities of Long-Spring Education VIEs.

The Group believes that the contractual arrangements with Long-Spring Education VIEs are in compliance with the PRC law and are legally enforceable.

However, the contractual arrangements are subject to risks and uncertainties, including:

●	Long-Spring Education and their shareholders may have or develop interests that conflict with the Group’s interests, which may lead them to pursue opportunities in violation of the aforementioned contractual arrangements. If the Group cannot resolve any conflicts of interest or disputes between the Group and the shareholders of Long-Spring Education, the Group would have to rely on legal proceedings, which could result in disruption of its business, and there may be substantial uncertainty as to the outcome of any such legal proceedings.

●	Long-Spring Education and their shareholders could fail to obtain the proper operating licenses or fail to comply with other regulatory requirements. As a result, the PRC government could impose fines, new requirements or other penalties on the VIEs or the Group, mandate a change in ownership structure or operations for the VIEs or the Group, restrict the VIEs or the Group’s use of financing sources or otherwise restrict the VIEs or the Group’s ability to conduct business.

●	The PRC government may declare the aforementioned contractual arrangements invalid. They may modify the relevant regulations, have a different interpretation of such regulations, or otherwise determine that the Group or the VIEs have failed to comply with the legal obligations required to effectuate such contractual arrangements.

●	If the legal structure and contractual arrangements were found to be in violation of PRC laws and regulations, the PRC government may restrict or prohibit the Group’s use of the proceeds of the additional public offering to finance the Group’s business and operations in China.

The Group’s ability to conduct its business may be negatively affected if the PRC government were to carry out of any of the aforementioned actions.

There is no VIE in which the Group has a variable interest but is not the primary beneficiary.

The table sets forth the assets and liabilities of the VIEs included in the Company’s consolidated balance sheets:

	As of December 31,
	2022	2023
Current assets
Cash	96,552	135,344
Accounts receivable, net of allowance for doubtful accounts	41,441	76,114
Amounts due from related parties	41,123	168,450
Prepaid expenses and other current assets	131,073	240,367
Total current assets	310,189	620,275
Property and equipment, net	67,206	58,750
Intangible assets, net	7	951
Goodwill	30,347	30,347
Deferred tax assets	5,745	13,078
Other non-current assets	47,177	33,350
Total assets	460,671	756,752
Current liabilities
Contract liabilities	135,703	134,125
Bank loan	33,572	87,970
Borrowings under financing arrangements	20,540	-
Accounts payable	10,615	17,615
Accrued expenses and other payables	42,183	262,007
Income tax payables	9,251	17,714
Amounts due to related parties	45,781	135,768
Total current liabilities	297,645	655,199
Borrowings under financing arrangements	24,987	-
Other payables	1,270	-
Deferred tax liabilities	4,285	5,300
Total liabilities	328,187	660,499

Notes:

(i):	Amounts due from related parties consisted of (a) amounts due from related parties as disclosed in Note 21.

(ii):	Amounts due to related parties consisted of (a) amounts due to related parties as disclosed in Note 21.

The table sets forth the results of operations of the VIEs included in the Company’s consolidated statements of comprehensive income:

	Years Ended December 31,
	2021	2022	2023
Net revenues	307,343	230,238	202,340
Net income/(loss)	11,182	8,154	(37,015)

(c)	Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include, but are not limited to, estimate of standalone selling prices of each unit of accounting in multiple performance obligations, estimate of the contract period of the government cooperative agreements, the useful lives of long-lived assets, the fair values of assets acquired and liabilities assumed and the consideration transferred in a business combination, the fair value of the reporting unit for the goodwill impairment test, the allowance for credit losses and other current assets, the realization of deferred income tax assets, the fair value of share-based compensation awards and the recoverability of long-lived assets. Changes in facts and circumstances may result in revised estimates. Actual results could differ from those estimates, and as such, differences may be material to the consolidated financial statements.

(d)	Cash, cash equivalents

Cash and cash equivalents comprise cash at banks and on hand, which have original maturities of three months or less when purchased and are subject to an insignificant risk of changes in value.

As of December 31, 2022 and 2023, cash equivalents were RMB105,253 and RMB189,243.

(e)	Fair value of financial instruments

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

●	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

●	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

●	Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.

The carrying values of financial instruments, which consist of cash, restricted cash, accounts receivable, net of allowance for doubtful accounts, amounts due from related parties, and other current assets, accounts payable, accrued expenses and other payables, bank loan and amounts due to related parties are measured at amortized cost which approximates their fair value due to the short-term nature of these instruments.

The borrowings under financing arrangements is measured at amortized cost. The fair value of these long-term debt obligations approximates their carrying value as the borrowing rates are similar to the market rates that are currently available to the Group for financing obligations with similar terms and credit risks and represent a level 2 measurement.

(f)	Contract balances

The timing of revenue recognition, billings and cash collections result in accounts receivable, contract assets and contract liabilities. Accounts receivable are recorded at the billing amount, net of an allowance for doubtful account and is recognized in the period when the Company’s right to consideration is unconditional. Amounts collected on accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Group maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and customers’ financial condition, the amount of receivables in dispute, the accounts receivable aging, and the customers’ repayment patterns. The Group reviews its allowance for doubtful accounts on a customer-by-customer basis. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

A contract liability is the obligation to provide services or goods to a customer for which the Group has received consideration from the customer. If a customer pays the consideration before the Group provides services or goods to the customer, a contract liability is recognized when the payment is made or the payment is due.

A contract asset is the right to consideration in exchange for goods or services that the entity has transferred to a customer when that right is conditioned on something other than the passage of time (for example, the entity’s future performance).

(g)	Property and equipment

Property and equipment are carried at cost less accumulated depreciation and any recorded impairment.

Gains or losses arising from the disposal of an item of property and equipment are determined based on the difference between the net disposal proceeds and the carrying amount of the item and are recognized in profit or loss on the date of disposal.

The estimated useful lives are presented below.

Category	Estimated useful life
Buildings	18 - 20 years
Leasehold improvement	Shorter of the lease term and the estimated useful lives of the assets
Furniture and office equipment	6 - 10 years
Electronic equipment	4 - 5 years
Vehicles	5 years

Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets.

(h)	Leases

Leases are classified at the lease inception date as either a capital lease or an operating lease. A lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. The Group records a capital lease as an asset and an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments during the lease term.

Rental costs on operating leases are charged to expense on a straight-line basis over the lease term. Certain operating leases contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term. Rental costs associated with building operating leases that are incurred during the construction of leasehold improvements and to otherwise ready the property for the Group’s intended use are recognized as rental expenses and are not capitalized.

(i)	Business combinations

Business combinations are recorded using the acquisition method of accounting. The assets acquired, the liabilities assumed, and any non-controlling interests of the acquiree at the acquisition date, if any, are measured at their fair values as of the acquisition date. Goodwill is recognized and measured as the excess of the total consideration transferred plus the fair value of any non-controlling interest of the acquiree and fair value of previously held equity interest in the acquiree, if any, at the acquisition date over the fair values of the identifiable net assets acquired. Liability-classified contingent consideration is measured at fair value at the acquisition date, and is remeasured at fair value at each subsequent reporting date (with changes in fair value recognized in the consolidated statement of comprehensive income/ (loss)) until the contingency is resolved.

(j)	Intangible assets

Acquired intangible assets comprised of government cooperative agreements and software. The government cooperative agreements acquired from business combination is recognized and measured at fair value and the acquired software are measured at cost, less accumulated amortization and impairment. Amortization of finite-lived intangible assets is computed using the straight-line method over the estimated useful lives. The amortization periods by intangible asset classes are as follows:

Category	Estimated useful life
Systems software	2-10 years

(k)	Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in the acquisition that are not individually identified and separately recognized.

Goodwill is not amortized but is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill is tested for impairment at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit. Application of the goodwill impairment test requires judgment, including the identification of the reporting unit, assignment of assets and liabilities to the reporting unit, assignment of goodwill to the reporting unit, and determination of the fair value of each reporting unit.

The Group has the option to perform a qualitative assessment to determine whether it is more-likely-than not that the fair value of a reporting unit is less than its carrying value prior to performing the two-step goodwill impairment test. If it is more-likely-than-not that the fair value of a reporting unit is greater than its carrying amount, the two-step goodwill impairment test is not required. If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the Group performs step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. No impairment losses were recorded for goodwill for the years ended December 31, 2021, 2022 and 2023.

(l)	Impairment of long-lived assets

Long-lived assets, such as property and equipment, intangible assets subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Group first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. No impairment losses were recorded for long-lived assets for the years ended December 31, 2021, 2022 and 2023.

(m)	Commitment and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

(n)	Revenue recognition

Revenue is recognized when control of promised goods or services is transferred to the Group’s students in an amount of consideration to which the Group expects to be entitled to in exchange for those goods or services. The Group follows the five steps approach for revenue recognition under Accounting Standards Update (“ASU”) No. 2104-09, Revenue from Contracts with Customers (Topic 606) (“Topic 606”): (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract, and (v) recognize revenue when (or as) the Group satisfies a performance obligation.

For contracts with customers that contain multiple performance obligations, determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment. The transaction price is allocated to the separate performance obligation on a relative standalone selling price basis. The standalone selling price is determined based on overall pricing objectives, taking into consideration market conditions, geographic locations and other factors.

The primary sources of the Group’s revenues are as follows:

Formal education services

The Group’s revenue is principally derived from the provision of boarding school educational services to students. The Group offers formal education program at the middle school and high school.

Tuition and accommodation fees received from formal education services are generally paid in advance prior to the beginning of each semester. In very limited circumstances students may, with special approval of the management, receive education first and pay their tuition in arrears.

Each contract with a student in respect of the formal education services contains multiple performance obligations consisting of the provision of the curriculum education services, after-school enrichment services, registration and transportation services (collectively as “educational services”), delivery of educational books and related materials (collectively as “educational materials”), boarding services and meal catering services. These performance obligations are distinct in the context of the contract. The consideration expected to be received is allocated at contract inception among the performance obligations based on their stand-alone selling prices.

Revenue attributable to educational services and boarding services is recognized over time, based on a straight-line basis over the school year, as students simultaneously receive and consume the benefits of these services throughout the service period. The portion of tuition and boarding payments received from students but not earned is recorded as contract liability and is reflected as a current liability as such amounts represent revenue that the Group expects to earn within one year. The academic year of the Group’s school is generally from September to January of the following year and from March to June. The Group determines that there is not a significant financing component based on the nature of the service being offered and the purpose of the payment terms.

Revenue attributable to educational materials and meal catering services is recognized at point in time, when the control of the educational materials or underlying goods is passed to customers. The Group considers that it is acting as the principal in the transaction and recognizes revenue from sales of the educational materials and meal catering services on a gross basis.

Revenue from government cooperative arrangements

The Group has entered into certain long-term cooperative arrangements with local governments in areas where some of the schools are located. Pursuant to such arrangements, the Group is committed to admit certain number of local students as “publicly-sponsored students” who pay the tuition fees based on the amounts charged by a comparable public school. The difference between the fees charged by the Group to other students and the fees charged to publicly-sponsored students are subsidized by the local governments in the form of lump sum funding payments in the first few years of the cooperative arrangements. The government subsidies are recognized as “revenue from government cooperative arrangements” on a systematic basis when there is reasonable assurance that they will be received and the Group will comply with the conditions attaching to the agreements. In particular, revenue under these arrangements are recognized on a straight-line basis during the relevant school year, and over the estimated period to which the subsidies relate, based on the difference in average tuition fee for private students and for publicly-sponsored students and the number of publicly-sponsored students of each academic year. When the Group has received payments from the governments before educational services are provided to these publicly-sponsored students, a deferred revenue from governments is recognized when the payments are received.

Throughout the whole period of cooperative arrangements, the governments also provide free access to certain buildings and dormitories and assign certain number of teachers who originally work in other public schools to the Group. These subsidies are determined as non-monetary government grants in a nonreciprocal transfer for which the fair value is not reliably estimable. Accordingly, the Group recognizes the asset or services and the relevant grants at their nominal amounts paid.

Tuition income from training programs

Revenue derived from providing Gaokao (the university entrance examination in China) repeaters’ education programs and other after-school is recognized over time, based on a straight-line basis over the program service period, as customers simultaneously receive and consume the benefits of these services throughout the service period.

Education and management service fees

Revenue derived from 1) the education and management service provided to the third-party schools included logistic management services, school operation and management services and other services. The promised services in each education and management service contract are combined and accounted as a single performance obligation, as the promised services in a contract are not distinct and are considered as a significant integrated service, and 2) the meal catering services are outsourced to certain vendors and the Group charges management service fee to these vendors. The revenue is recognized on a straight-line basis over the period of the education and management service, as customers simultaneously receive and consume the benefits of these services throughout the service period.

The Group has assessed all variable considerations identified when determining the transaction price. In making such assessment, the Group may provide price concessions to the customers under education and management services contracts in order to enter into new contracts or collect payments. The Group includes the estimate of the concession in the amount of consideration to which it ultimately expects to be entitled.

VAT collected from customers is excluded from revenue. The Company’s PRC subsidiaries and VIEs are subject to VAT. The deductible input VAT balance is recorded in prepaid expenses and other current assets, and VAT payable balance is recorded in the accrued expenses and other payables.

(o)	Cost of revenues

Cost of revenues consists primarily of salaries to instructors and tutors, rental expenses for office and school space, depreciation and amortization of properties and equipment, teaching materials and other costs directly attributable to the provision of the service revenue.

(p)	Selling and marketing expenses

Selling and marketing expense mainly consists of advertising costs which are expensed as incurred. Advertising costs amounted to approximately RMB2,986 , RMB1,299 and RMB3,056 for the years ended December 31, 2021, 2022 and 2023, respectively.

(q)	Government grants

Except for the subsidies received under the government cooperative arrangements described in Note 2(n), government grants are recognized when received and when all the conditions for their receipt have been met. Subsidies that compensate the Group for expenses incurred are recognized as a reduction of expenses in the consolidated statements of comprehensive income/ (loss). Subsidies that are not associated with expenses are recognized as income from government grants.

(r)	Income tax

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Group reduces the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence, it is “more-likely-than-not” that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed at each reporting period based on a “more-likely-than-not” realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of futures profitability, the duration of statutory carry forward periods, the Group’s experience with operating loss and tax credit carry forwards, if any, not expiring.

The Group recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group records interest related to unrecognized tax benefits in income tax expense and penalties in general and administrative expenses.

(s)	Share-based compensation

The Group accounts for the compensation cost from share-based payment transactions with employees based on the grant-date fair value of the equity instrument issued. The grant-date fair value of the award is recognized as compensation expense, net of forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period. When no future services are required to be performed by the employee in exchange for an award of equity instruments, and if such award does not contain a performance or market condition, the cost of the award is expensed on the grant date. The Group elects to recognize forfeitures when they occur.

Share-based payment transactions with non-employees in which goods or services are received in exchange for equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the earlier of either the date on which the counterparty’s performance is complete or the date at which a commitment for performance by the counterparty to earn the equity instrument is reached.

The award in the shares of the Parent of the Group granted to employees and non-employees of the Group would be accounted for as employee and non-employee awards in the Group’s consolidated financial statements. Compensation cost related to the grant of these share awards would be recorded at the Group level with a corresponding credit to equity, representing Parent’s equity contribution.

For further information on share-based compensation.

(t)	Employee benefits

Pursuant to relevant PRC regulations, the Group is required to make contributions to various defined contribution plans organized by municipal and provincial PRC governments. The contributions are made for each PRC employee at rates ranging from 31% to 37% on employees’ salaries, up to a maximum amount specified by local social security bureau. Contributions to the defined contribution plans are charged to the consolidated statements of comprehensive income/ (loss) when the related service is provided.

(u)	Foreign currency translation and foreign currency risks

The Group use RMB as its reporting currency. The functional currency of the Company, First High-School BVI and First High-School HK is the USD, whereas the functional currency of its PRC subsidiaries and consolidated VIEs is the RMB.

Foreign currency transactions during the period are translated at the foreign exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated at the foreign exchange rates ruling at the end of the reporting period. Exchange gains and losses are recognized in profit or loss and are reported in foreign currency exchange gain (loss) on a net basis.

The results of foreign operations are translated into RMB at the exchange rates approximating the foreign exchange rates ruling at the dates of the transactions. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year.

Translation adjustments are reported in other comprehensive income and accumulated in the translation adjustment component of equity until the sale or liquidation of the foreign entity.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB to foreign currencies. The value of the RMB is subject to changes of central government policies and international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Group’s cash denominated in RMB amounted to approximately RMB105,253 and RMB189,243 as of December 31, 2022 and 2023, respectively.

(v)	Concentration of credit risk

The Group’s credit risk arises from cash, other current assets and other non-current assets and accounts receivable. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

The Group expects that there is no significant credit risk associated with the cash which are held by reputable financial institutions in the jurisdictions where the Company, its subsidiaries and VIEs are located. The Group believes that it is not exposed to unusual risks as these financial institutions have high credit quality.

The Group has no significant concentration of credit risk with respect to its other receivables and prepayments.

The Group conducts credit evaluations on its customers prior to delivery of goods or services. The assessment of customer creditworthiness is primarily based on historical collection records, research of publicly available information and customer on-site visits. Based on this analysis, the Group determines what credit terms, if any, to offer to each customer individually. If the assessment indicates a likelihood of collection risk, the Group will not deliver the services or sell the products to the customer or require the customer to pay cash or to make significant down payments. Historically, credit losses on accounts receivable have been insignificant.

(w)	Recently issued accounting pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments and issued a series of subsequent amendments to the initial guidance. These ASUs require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. These ASUs eliminates the probable initial recognition threshold in current GAAP and, instead, reflects an entity’s current estimate of all expected credit losses. The amendments in these ASUs are effective for the Group for its fiscal years beginning after December 15, 2022, with early adoption permitted. The accounting pronouncements issued but not yet effective. The Group does not plan to early adopt this guidance and is evaluating the impact of the new standard.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which supersedes the guidance in ASC Topic 840, Leases. ASU 2016-02 requires, among other changes to the lease accounting guidance, lessees to recognize most leases on-balance sheet via a right-of-use asset and lease liability, and additional qualitative and quantitative disclosures. In July 2018, ASU No. 2018-10, Codification Improvements to Topic 842, Leases, was issued to provide more detailed guidance and additional clarification for implementing ASU No. 2016-02. In July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842): Targeted Improvements, which provides an optional transition method in addition to the existing modified retrospective transition method by allowing a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption. Furthermore, in June 2020, the FASB issued ASU No. 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities, which defers the effective date of ASU No. 2016-02 for certain entities. This update is effective for the Group for annual reporting periods beginning after December 15, 2021 and interim periods within annual periods beginning after December 15, 2022. Early adoption is permitted. The Group does not plan to early adopt this guidance and is evaluating the impact of the new standard.